Statement of Additional Information Supplement	August 6, 2007

To the Statement of Additional Information of Putnam
Variable Trust dated April 30, 2007

Effective August 3, 2007, Marsh & McLennan Companies, Inc. transferred its ownership interest in Putnam Investment Management, LLC, its parent companies and affiliates to a wholly-owned subsidiary of Great West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.